CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (Parentheticals 1) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
Weighted average cost of treasury shares	$ 19.81	$ 17.70
Number of restricted stock granted	12,600	12,600
Grant date fair value of restricted stock	$ 20.01	$ 17.16
Cash dividends on ESOP shares	$ 99	$ 99
Number of additional shares released	8,000	8,000
Dividend paid on allocated shares	$ 25	$ 13
Release of shares upon dividend payment	8,000	7,000
Additional compensation expense	$ 74	$ 63
Shares issued for acquisition	36,945
Shares issued price per share	$ 18.95